UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant☒

Filed by a Party other than the Registrant☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under $240.14a-12

HELIOS TECHNOLOGIES, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant

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☒	No fee required.

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VIDED Important Notice Regarding the Availability of P

roxy Materials for the Annual Meeting of Shareholders to be held June 4, 2025 The Proxy Statement and our 2024 Annual Report are available at: https://web.viewproxy.com/HeliosTechnologies/2025 the postage-paid envelope provided.